UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 8, 2010
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-1.1
EX-4.3
EX-5
EX-8
EX-99.1

Item 8.01 Other Events.
On June 8, 2010, Health Care REIT, Inc. (the “Company”) sold $150,000,000 aggregate principal amount of 6.125% senior notes of the Company due 2020 (the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-159040) filed with the Securities and Exchange Commission on May 7, 2009. The Notes were sold pursuant to a firm commitment underwriting agreement, dated as of June 3, 2010, between the Company and Banc of America Securities LLC, Deutsche Bank Securities Inc., Barclays Capital Inc. and Credit Agricole Securities (USA) Inc. (the “Underwriting Agreement”). The Notes will be a further issuance of, will be fungible with and will be consolidated and form a single series with the outstanding 6.125% notes due April 15, 2020, issued April 7, 2010 in the amount of $300,000,000. The Notes will have the same CUSIP number and will trade interchangeably with the previously issued notes in this series and the aggregate principal amount of outstanding notes of this series is $450,000,000.
The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010 (the “Indenture”), as supplemented by Supplemental Indenture No. 2 dated as of April 7, 2010, and amended by Amendment No. 1 to Supplemental Indenture No. 2 dated as of June 8, 2010, between the Company and the Trustee (the “Supplemental Indenture”). The Notes bear interest at a rate of 6.125% per year, payable semi-annually in arrears on April 15 and October 15 of each year, commencing October 15, 2010. The Notes mature on April 15, 2020.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement, dated as of June 3, 2010, between the Company and Banc of America Securities LLC, Deutsche Bank Securities Inc., Barclays Capital Inc. and Credit Agricole Securities (USA) Inc.

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 2, dated as of April 7, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-K filed April 7, 2010, and incorporated herein by reference thereto).

4.3	Amendment No. 1 to Supplemental Indenture No. 2, dated as of June 8, 2010, between the Company and the Trustee.

5	Opinion of Shumaker, Loop & Kendrick, LLP.

8	Tax Opinion of Arnold & Porter LLP.

23	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5.

99.1	Press release of Health Care REIT, Inc. dated June 3, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman of the Board, Chief Executive Officer and President

Dated: June 8, 2010